SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

CAGLE’S, INC.

(Exact name of registrant as specified in its charter)

Georgia……………………………………………1-7138…………..……… 58-0625713

(State or other jurisdiction of incorporation)……...(Commission File Number) .........(I.R.S. Employer Identification No.)

2000 Hills Avenue, N.W., Atlanta, Ga. ……………30318

(Address of principal executive offices)……………………(Zip Code)

(404) 355-2820

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

Ex-99.1 Press Release dated November 4, 2004

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Table of Contents

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2004, the Registrant issued a press release announcing its earnings for its fiscal quarter ended October 2, 2004. The press release is furnished herewith as Exhibit 99.1. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are filed with this Current Report:

Exhibit No. Description

99.1 Press release of Cagle’s, Inc. dated November 4, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAGLE’S, INC.

(Registrant)

Date: November 4, 2004

By: /s/ Mark M. Ham IV

Mark M. Ham IV

Chief Financial Officer